FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
Brookfield Infrastructure is exposed to the following risks as a result of holding financial instruments: capital risk; liquidity risk; market risk (i.e. interest rate risk and foreign currency risk); and credit risk. The following is a description of these risks and how they are managed:
(a)Liquidity Risk Management
Brookfield Infrastructure manages its capital structure to be able to continue as a going concern while maximizing the return to stakeholders. Brookfield Infrastructure’s overall capital strategy remains unchanged from 2020. Our non-recourse borrowings have increased due to recently completed acquisitions while maintaining our consolidated net debt to capitalization ratio consistent with the prior year.
The capital structure of Brookfield Infrastructure consists of debt, offset by cash and cash equivalents, and partnership capital comprised of issued capital and accumulated gains.

US$ MILLIONS	2021	2020
Corporate borrowings	$2,719	$3,158
Non-recourse borrowings	26,534	20,020
Subsidiary and corporate borrowings	29,253	23,178
Preferred shares	20	20
Cash and cash equivalents(1)	(1,924)	(1,393)
Consolidated net debt	27,349	21,805
Total partnership capital	26,391	21,673
Total capital and consolidated net debt	$53,740	$43,478
Consolidated net debt to capitalization ratio	51%	50%

(1)Includes current marketable securities.
The Board, along with senior management of the Service Provider, reviews Brookfield Infrastructure’s capital structure and as part of this review, considers the cost of capital and the risk associated with each class of capital.
Brookfield Infrastructure manages its debt exposure by financing its operations on a non-recourse basis with prudent levels of debt, ensuring a diversity of funding sources as well as laddering its maturity profile to minimize refinance risk. Brookfield Infrastructure also borrows in the currency where the asset operates, where possible, in order to hedge its currency risk.
Generally, Brookfield Infrastructure’s equity strategy is to issue equity in conjunction with acquisitions or outsized organic growth initiatives. The equity portion of capital expenditures and normal levels of acquisition of activity will be self-funded through operating cash flows retained in the business and proceeds from the sale of mature, de-risked businesses. However, Brookfield Infrastructure may also issue equity opportunistically to enhance its liquidity to pursue investment activity. Brookfield Infrastructure maintains active shelf registrations to enable it to issue securities in both the U.S. and Canadian markets.
Brookfield Infrastructure’s financing plan is to fund its recurring growth capital expenditures with cash flow generated by its operations after maintenance capital expenditure, as well as debt financing that is sized to maintain its credit profile. To fund large scale development projects and acquisitions, Brookfield Infrastructure will evaluate a variety of capital sources including proceeds from selling mature assets, equity and debt financing. Our partnership will seek to raise additional equity if Brookfield Infrastructure believes it can earn returns on these investments in excess of the cost of the incremental partnership capital.
As disclosed within Note 19, Borrowings, Brookfield Infrastructure has various loan facilities in place. In certain cases, the facilities have financial covenants which are generally in the form of interest coverage ratios and leverage ratios. Brookfield Infrastructure does not have any market capitalization covenants attached to any of its borrowings, nor does it have any other externally imposed capital requirements.
Brookfield Infrastructure attempts to maintain sufficient financial liquidity at all times so that it is able to participate in attractive opportunities as they arise, better withstand sudden adverse changes in economic circumstances and maintain its distribution of FFO to unitholders. Brookfield Infrastructure’s principal sources of liquidity are cash flows from its operations, undrawn credit facilities and access to public and private capital markets. Brookfield Infrastructure also structures the ownership of its assets to enhance its ability to monetize them to provide additional liquidity, if necessary.
Brookfield Infrastructure’s corporate liquidity as at December 31 was as follows:

US$ MILLIONS(1)	2021	2020
Corporate cash and financial assets	$683	$464
Availability under committed credit facilities(2)	3,475	3,475
Commercial paper	(431)	—
Draws on credit facility	—	(1,131)
Deposit from parent	—	(545)
Commitments under credit facility	(12)	(63)
Corporate liquidity	$3,715	$2,200

(1)Liquidity managed by Brookfield Infrastructure L.P. and affiliated corporate entities.
(2)Includes a $1.975 billion committed corporate credit facility, a $500 million credit facility with Brookfield and an incremental $1.0 billion syndicated revolving credit facility. Refer to Note 19, Borrowings, for further details.
The following tables detail the contractual maturities for Brookfield Infrastructure’s financial liabilities. The tables reflect the undiscounted cash flows of financial liabilities based on the earliest date on which Brookfield Infrastructure can be required to pay. The tables include both interest and principal cash flows:

	Less than 1 year	1-2 years	2-5 years	5+ years	Total contractual cash flows
December 31, 2021
US$ MILLIONS
Accounts payable and other liabilities	$2,980	$46	$47	$319	$3,392
Corporate borrowings	431	—	554	1,754	2,739
Non-recourse borrowings(1)	2,599	2,797	11,335	9,778	26,509
Financial liabilities	1,510	101	122	1,507	3,240
Lease liabilities	459	437	1,169	2,859	4,924

Interest Expense:
Corporate borrowings(2)	96	96	229	837	1,258
Non-recourse borrowings	1,046	968	2,199	2,951	7,164

(1)As of December 31, 2021, approximately $145 million of debt was in breach of asset-level financial covenants. We anticipate being able to refinance or obtain waivers from our financial institutions and accordingly presented the debt in the contractually obligated year of maturity.
(2)Interest expense on Corporate borrowings include undiscounted interest obligations on $250 million of subordinated notes maturing May 24, 2081, with a coupon of 5.0%

	Less than 1 year	1-2 years	2-5 years	5+ years	Total contractual cash flows
December 31, 2020
US$ MILLIONS
Accounts payable and other liabilities	$2,346	$27	$71	$301	$2,745
Corporate borrowings	—	—	1,681	1,492	3,173
Non-recourse borrowings	1,052	881	8,336	9,908	20,177
Financial liabilities	696	1,138	350	1,190	3,374
Lease liabilities	279	247	647	3,685	4,858

Interest Expense:
Corporate borrowings	72	72	163	170	477
Non-recourse borrowings	853	811	1,970	2,592	6,226
(b)Market Risk
Market risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by Brookfield Infrastructure will fluctuate because of the change in market prices. Market risk includes the risk of changes in interest rates, foreign currency exchange rates and equity prices.
Brookfield Infrastructure seeks to minimize the risks associated with foreign currency exchange rates and interest rates primarily through the use of derivative financial instruments to hedge these risk exposures. The use of financial derivatives is governed by Brookfield Infrastructure’s Treasury Policy. Brookfield Infrastructure does not enter into, or trade financial instruments, including derivative financial instruments, for speculative purposes.
The Treasury Policy provides written principles on the use of financial derivatives. With respect to its treasury policy, the Service Provider performs the monitoring, review and approval role and report to the Board on a regular basis.
Financial instruments held by Brookfield Infrastructure that are subject to market risk include other financial assets, borrowings, derivative instruments, such as interest rate and foreign currency contracts, and marketable securities. Our partnership is exposed to equity price risks arising from marketable securities. As at December 31, 2021, the balance of the portfolio was $588 million (2020: $526 million), a 10% change in the value of the portfolio would impact our equity by $58 million and result in an impact on the Consolidated Statements of Operating Results of $58 million.
Interest Rate Risk Management
Brookfield Infrastructure’s primary objectives with respect to interest rate risk management are to ensure that:
•Brookfield Infrastructure is not exposed to interest rate movements that could adversely impact its ability to meet financial obligations;
•Earnings and distributions are not adversely affected;
•Volatility of debt servicing costs is managed within acceptable parameters; and
•All borrowing covenants under various borrowing facilities, including interest coverage ratios, are complied with.
To achieve these objectives, in general terms, Brookfield Infrastructure’s funding mix comprises both fixed and floating rate debt. Fixed rate debt is achieved either through fixed rate debt funding or through the use of financial derivate instruments. In addition, where possible, interest rate risk is minimized by matching the terms of interest rate swap contracts in regulated businesses to the term of the rate period, thus providing natural hedges.
The sensitivity analyses below reflect Brookfield Infrastructure’s exposure to interest rates for both derivative and non-derivative instruments at the reporting date, assuming that a 10 basis point increase or decrease in rates takes place at the beginning of the financial year and is held constant throughout the reporting period. The sensitivity analyses assume a 10 basis point change to reflect the current methodology employed by Brookfield Infrastructure in assessing interest rate risk. Such parallel shift in the yield curve by 10 basis points would have had the following impact, assuming all other variables were held constant:

	2021		2020		2019
US$ MILLIONS	10 bp decrease	10 bp increase	10 bp decrease	10 bp increase	10 bp decrease	10 bp increase
Net income	$1	$(1)	$1	$(1)	$1	$(1)
Other comprehensive income (loss)	(1)	1	(1)	1	(2)	2
Foreign Currency Risk Management
Brookfield Infrastructure has exposure to foreign currency risk in respect of currency transactions, the value of Brookfield Infrastructure’s net investment, cash flows and capital expenditures that are denominated outside of the U.S. Brookfield Infrastructure’s approach to foreign currency risk management is:
•Brookfield Infrastructure leverages any natural hedges that may exist within its operations, including local inflation indexation;
•Brookfield Infrastructure utilizes local currency debt financing to the extent possible; and
•Brookfield Infrastructure may utilize derivative contracts to the extent that natural hedges are insufficient.
The tables below set out Brookfield Infrastructure’s currency exposure at December 31, 2021 and 2020:

2021
US$ MILLIONS	USD	AUD	GBP	BRL	CAD	EUR	COP	PEN	INR	NZD & Other	Total
Assets:
Current assets	$1,446	$394	$582	$772	$775	$67	$216	$98	$463	$83	$4,896
Non-current assets	13,142	3,688	8,831	5,848	22,576	1,272	1,061	1,132	10,836	679	69,065
	$14,588	$4,082	$9,413	$6,620	$23,351	$1,339	$1,277	$1,230	$11,299	$762	$73,961
Liabilities:
Current liabilities	$2,247	$462	$792	$1,307	$2,670	$40	$161	$17	$857	$108	$8,661
Non-current liabilities	9,292	1,656	5,228	2,931	11,531	154	522	561	6,876	158	38,909
	11,539	2,118	6,020	4,238	14,201	194	683	578	7,733	266	47,570
Non-controlling interest—in operating subsidiaries and preferred unitholders	4,894	518	749	825	6,348	132	512	541	2,277	—	16,796
Non-controlling interest—Redeemable Partnership Units held by Brookfield	(463)	363	664	391	703	254	21	28	323	124	2,408
Non-controlling interest—BIPC exchangeable shares	(264)	206	377	222	400	145	12	16	184	71	1,369
Non-controlling interest—Exchangeable units(1)	(16)	13	23	14	25	9	1	1	11	4	85
Net investment attributable to limited partners and general partner	$(1,102)	$864	$1,580	$930	$1,674	$605	$48	$66	$771	$297	$5,733

2020
US$ MILLIONS	USD	AUD	GBP	BRL	CLP	CAD	EUR	COP	PEN	INR	NZD & Other	Total
Assets:
Current assets	$805	$314	$471	$420	$126	$492	$145	$216	$105	$573	$44	$3,711
Non-current assets	14,313	4,042	8,939	5,210	834	9,334	903	1,256	1,247	10,979	563	57,620
	$15,118	$4,356	$9,410	$5,630	$960	$9,826	$1,048	$1,472	$1,352	$11,552	$607	$61,331
Liabilities:
Current liabilities	$1,875	$446	$877	$214	$125	$602	$24	$246	$438	$620	$57	$5,524
Non-current liabilities	10,887	1,842	4,939	2,970	1,148	4,994	118	478	212	6,389	157	34,134
	12,762	2,288	5,816	3,184	1,273	5,596	142	724	650	7,009	214	39,658
Non-controlling interest—in operating subsidiaries and preferred unitholders	5,186	488	726	871	(335)	4,020	—	636	591	2,901	—	15,084
Non-controlling interest—Redeemable Partnership Units held by Brookfield	(725)	405	734	403	6	54	232	29	28	420	101	1,687
Non-controlling interest—BIPC exchangeable shares	(275)	153	278	153	2	20	88	11	11	159	38	638
Non-controlling interest—Exchange LP	(5)	3	5	3	—	—	2	—	—	3	1	12
Net investment attributable to limited partners and general partner	$(1,825)	$1,019	$1,851	$1,016	$14	$136	$584	$72	$72	$1,060	$253	$4,252

(1)Includes non-controlling interest attributable to Exchange LP Units and BIPC Exchangeable LP Units. Refer to Note 1, Organization and Description of the Business, for further details.
The following tables detail Brookfield Infrastructure’s sensitivity to a 10% increase and decrease in the U.S. dollar against the relevant foreign currencies, with all other variables held constant as at reporting date. 10% is the sensitivity rate used when reporting foreign currency risk internally. The sensitivity analysis is performed as follows:
•Outstanding foreign currency denominated monetary items (excluding foreign exchange derivative contracts) are adjusted at period end for a 10% change in foreign currency rates from the rate at which they are translated;
•Foreign currency derivative contracts are measured as the change in fair value of the derivative as a result of a 10% change in the spot currency rate; and
•The impact on net income results from performing a sensitivity of a 10% change in foreign exchange rates applied to the profit or loss contribution from foreign operations (after considering the impact of foreign exchange derivative contracts).

	Impact on Net Income to the Partnership(1)
	2021		2020		2019
US$ MILLIONS	-10%	10%	-10%	10%	-10%	10%
USD/AUD	$9	$(9)	$4	$(4)	$4	$(4)
USD/EUR	1	(1)	2	(2)	—	—
USD/GBP	11	(11)	5	(5)	7	(7)
USD/CLP	(1)	1	(1)	1	—	—
USD/COP	1	(1)	1	(1)	1	(1)
USD/BRL	18	(18)	15	(15)	18	(18)
USD/CAD	13	(13)	4	(4)	1	(1)
USD/INR	—	—	(3)	3	(2)	2
USD/NZD	—	—	(1)	1	—	—

(1)Includes net income attributable to limited partners, the general partner, non-controlling interests - Redeemable Partnership Units held by Brookfield, non-controlling interests - Exchangeable units and non-controlling interests - BIPC exchangeable shares.

	Impact on Partnership Capital
	2021		2020
US$ MILLIONS	-10%	10%	-10%	10%
USD/AUD	$32	$(32)	$70	$(70)
USD/EUR	—	—	14	(14)
USD/GBP	27	(27)	105	(105)
USD/CLP	—	—	(5)	5
USD/COP	6	(6)	8	(8)
USD/BRL	154	(154)	158	(158)
USD/CAD	69	(69)	1	(1)
USD/PEN	10	(10)	10	(10)
USD/INR	49	(49)	58	(58)
(c)Credit Risk Management
Credit risk is the risk of loss due to the failure of a borrower or counterparty to fulfill its contractual obligations.
From a treasury perspective, counterparty credit risk is managed through the establishment of authorized counterparty credit limits which are designed to ensure that Brookfield Infrastructure only deals with creditworthy counterparties and that counterparty concentration is addressed and the risk of loss is mitigated. Credit limits are sufficiently low to restrict Brookfield Infrastructure from having credit exposures concentrated with a single counterparty but rather encourages spreading such risks among several parties. The limits are set at levels that reflect Brookfield Infrastructure’s scale of activity and allow it to manage its treasury business competitively.
Brookfield Infrastructure does not have any significant credit risk exposure to any single counterparty or any group of counterparties having similar characteristics. The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit ratings assigned by international credit rating agencies. Exposure to credit risk is limited to the carrying amount of the assets on the Consolidated Statements of Financial Position.